Stereochemical Control of Antisense Oligonucleotides Enhances Target Efficacy Chandra Vargeese, PhD SVP, Drug Discovery Wave Life Sciences October 3, 2018 Exhibit 99.1

Acknowledgements & Disclosures All Wave Life Sciences employees Prof. Gregory Verdine, co-founder & Director Wave Life Sciences Prof. Takeshi Wada, co-founder Wave Life Sciences Prof. Matthew Wood, Department of Physiology, Anatomy and Genetics, University of Oxford Chandra Vargeese is an employee of Wave Life Sciences

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Architects of transformation Wave Life Sciences is a clinical-stage, genetic medicines company unlocking the potential of a proprietary chemistry platform that enables the precise design, optimization and production of stereopure nucleic acid therapies. Wave has reinvented the design, synthesis and manufacture of nucleic acid therapies to potentially optimize potency, durability and safety PRECISION Ability to design nucleic acid compounds that have one defined and consistent profile SCALE Platform potential across multiple modalities and tissues Internal expertise and capacity for large-scale GMP manufacturing Wave’s chemistry platform is built on a foundation of two core capabilities

History of oligonucleotide therapeutics


Backbone modifications
• Introduce chiral centers
• Generate mixtures
Sugar modifications
Drug approvals (FDA)
Chiral Phosphorothioate
Chiral Phosphorodiamidite Morpholino (PMO)
Mixtures of 2ⁿ molecules (n=No. of chiral centers)
~500,000 different molecules per dose
1975
Stec WJ, et al.
J Am Chem Soc. 1989
Fomiversen
2000
Pegaptanib
Oka N, Wada T, Saigo K.
JACS. 2002
Mipomerse
Eteplirsen
Nusinersen
Patisiran
2018
WAVE
Wave Stereopure ASOs
Stereopure ASOs enter clinic
SEQUENCE
CHEMISTRY
STEREOCHEMISTRY
2'-O-methyl
2'-F
2'-MOE
2'-4'-LNA
2'-4'-cEt

Advances in stereopure oligonucleotide synthesis and manufacturing Versatility in Chemistry Versatility in Scale High Crude Purity • Improved synthetic capabilities • Custom building blocks – Tunable ‘R’ groups – Various 2’-modifications Candidate Optimization and Selection GMP Quality High-throughput scale Manufacturing scale

Wave’s chemistry platform INDICATION, TARGET TRANSCRIPT, PRODUCT PROFILE SPLICING RNAi ANTISENSE DEFINE MODALITY DESIGN & OPTIMIZE VALIDATE SEQUENCE STEREOCHEMISTRY CHEMISTRY Free uptake in cellular models Animal models POTENCY STABILITY SPECIFICITY IMMUNE POTENCY DURABILITY TOXICOLOGY Candidates

INDICATION, TARGET TRANSCRIPT, PRODUCT PROFILE SPLICING RNAi ANTISENSE DEFINE MODALITY DESIGN & OPTIMIZE VALIDATE SEQUENCE STEREOCHEMISTRY Free uptake in cellular models Animal models POTENCY STABILITY SPECIFICITY IMMUNE POTENCY DURABILITY TOXICOLOGY Candidates CHEMISTRY Wave’s chemistry platform: Antisense

Antisense

Precision RNase H-mediated RNA degradation

Initial Velocity (V_0)


Stereorandom
Stereopure
V_0=18 nM/sec
V_0=8.9 nM/sec
~2-fold
Total cleavage products (nM)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
120
140
Time (sec)

Cleavage Activity


RNA-Stereorandom ASO
5′
5′
RNA-Stereopure ASO
5′
5′
Rp
Sp
Nucleotide
Rp or Sp Linker

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In RNase H1 assay, ASOs were pre-annealed to surrogate *MALAT1* mRNA (1:1, Cf=5 μM). RNase H (250:1, E:S) was added and quenched with EDTA at the indicated times. Products were quantified, and V_0 was calculated from the best-fit line (n=3 per time point).

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Antisense

Potency of stereopure oligonucleotides under *in vitro* free-uptake conditions translates *in vivo*

In Vitro

MALAT1 Knockown in iCell Neurons


24-fold
Percentage mRNA remaining
MALAT1/Sfrs9
150
125
100
75
50
25
0
Control
Stereorandom
Stereopure

IC_{50}	2,864 nM	120 nM

In Vivo

MALAT1 Knockdown in Posterior Mouse Eye at 1 Week


10-100 fold
Percentage mRNA remaining
MALAT1/Hprt
150
125
100
75
50
25
0
50
0.5
5.0
50
Dose (µg)
PBS
Stereorandom
Stereopure

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In vitro: In iCell neurons, 10, 30, 100, 300, 1,000 or 3,000 nM ASO was added to iCell neurons under free-uptake conditions. 4-days post-treatment, RNA was harvested and processed. *MALAT1* mRNA expression was determined by qPCR (n=2 per concentration). *In vivo*: Mice received a single IVT injection. 1 week post-injection, tissues were frozen and processed for RNA. *MALAT1* mRNA expression was determined by qPCR (n=7).

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Stereopure oligonucleotides enhance potency across tissues in vivo Muscle Single SC injection in Mice (25 mg/kg) Eye Single IVT injection in Mice (50 µg) CNS Single ICV injection in Mice (50 µg) Antisense Tissues were harvested 1 week post-dose and processed for RNA. mRNAs were quantified by qPCR. Plots show relative fold change or percentage mRNA remaining with respect to control mRNA. Each symbol represents one animal. SR = Stereorandom

Stereopure oligonucleotides induce potent and durable activity in the eye Tissues were harvested at the indicated time points, post-dose and processed for RNA. mRNAs were quantified by qPCR. Plots show percentage mRNA remaining with respect to control mRNA. Each symbol represents one animal. 9-fold greater eye volume Antisense (OTS poster #030)

Stereopurity improves potency and durability of GalNAc-conjugated oligonucleotides Antisense Stereopure ASO yields potency comparable to state-of-the-art GalNAc-dsRNAi Stereopure ASO yields durable effect in transgenic mice

INDICATION, TARGET TRANSCRIPT, PRODUCT PROFILE SPLICING RNAi ANTISENSE DEFINE MODALITY DESIGN & OPTIMIZE VALIDATE Free uptake in cellular models Animal models POTENCY STABILITY SPECIFICITY IMMUNE POTENCY DURABILITY TOXICOLOGY SEQUENCE STEREOCHEMISTRY CHEMISTRY Candidates Wave’s chemistry platform: Splicing

Stereopure oligonucleotides induce exon 23 skipped transcript (OTS poster #119) Splicing Stereorandom (SR) Stereopure

Splicing

Stereopure oligonucleotide induces dystrophin protein restoration and reduces elevated serum enzymes

Multiple Doses (*in vivo mdx23* mice)

DMD-1742 (4 weekly 150-mg/kg IV injections)

Dystrophin Protein Restoration


Gastrocnemius
Wild Type/PBS Pool
PBS
DMD-1742
80%
60%
40%
20%
10%
5%
2.5%
#1
#2
#3
#1
#2
#3
#4
#5
Dystrophin
Meta-vinculin
Vinculin

70-90% of natural dystrophin restoration

Serum Enzyme Levels


CK
U/L
7000
6000
5000
4000
3000
2000
1000
0
PBS
DMD-1742
ALT
U/L
500
400
300
200
100
0
PBS
DMD-1742
AST
U/L
100
80
60
40
20
0
PBS
DMD-1742
GLDH
μg/dL
25
20
15
10
5
0
PBS
DMD-1742

87% reduction in creatine kinase levels

ALT=alanine aminotransferase; AST=aspartate aminotransferase; CK=creatine kinase; GLDH=glutamate dehydrogenase.
Serum and plasma clinical chemistry were measured with an Olympus AU640 (Olympus America) and the manufacturer's reagents and procedures.

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Neuro DMD

Stereopure surrogate restores dystrophin in muscle fibers after single dose

Immunohistochemistry of dystrophin in gastrocnemius in *mdx23* mice at 4 weeks


PBS
DMD-1742
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X

Experimental conditions: *mdx23* mice received a single IV injection of PBS or DMD-1742 (150 mg/kg).
Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Yellow is a fake color for Cy3.
10X magnification.

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Neuro DMD

Stereopure surrogate restores dystrophin in muscle fibers after multiple doses

Immunohistochemistry of dystrophin in gastrocnemius in *mdx23* mice at 4 weeks


PBS
Zone 5
Zone 6
Zone 4
Zone 1
Zone 3
Zone 2
10X
DMD-1742
10X
PBS
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X
DMD-1742
Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6
10X

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Experimental conditions: *mdx23* mice received 4 weekly IV injections of PBS or DMD-1742 (150 mg/kg).
Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Yellow is a fake color for Cy3.
10X magnification.

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Splicing

Stereopure oligonucleotide traffics to nuclei in myoblasts


Percent exon skipping of total DMD transcript
50
40
30
20
10
0
****
PBS
SR
WV-3
WV-5


Number of foci per nucleus
60
50
40
30
20
10
0
****
SR
WV-3
WV-5

Stereopure ASO enters the nuclei of cultured myoblasts and promotes efficient exon 51 skipping

Stereorandom (SR) Stereopure Stereopure (opposite)



SR WV-3 WV-5

Cultured myoblasts were treated with 10 μM of the indicated ASO under free-uptake conditions. ASO was detected with ViewRNA; nuclei are stained with DAPI. Exon skipping efficiency was quantified by Taqman assay. Nuclear ASO was quantified with ImageJ software (https://imagej.nih.gov/ij/).

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Splicing

Stereopure oligonucleotides access myofiber nuclei in mice

Stereopure ASO targeting exon 53 rapidly enters myofibers in *mdx23* mice

30 mg/kg, 24 hours


20 µm

Bright-field view
Nucleus: Hematoxylin (blue)
ASO: ViewRNA (red)

Fluorescence-field view (z stack)
Nucleus: Hoechst33342 (blue)
ASO: Fast Red (pink)

Mdx23 mice were treated with a single 30 mg/kg dose of optimized, stereopure ASO (IV). Tissues were collected 24-hours post-dose. ASO was detected using ViewRNA, and nuclei were stained with Hoechst33342 or hematoxylin.

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We have developed a scalable process for generating stereopure ASOs Compared with stereorandom, stereopure ASOs are: Taken up more readily by cells under gymnotic conditions in multiple cell lines More potent in multiple tissues More durable in vivo Optimized, stereopure ASOs exhibit improvements in multiple properties: Precision and activity of RNase H Potency correlation between in vitro and in vivo Exon skipping efficiency Rapid and broad tissue distribution Nuclear uptake Summary

Future: Improving nucleic acid therapeutics through greater understanding of protein-nucleic acid interactions Understanding innate immune receptor and broader DNA/RNA-protein interactions TLR9 bound to stereopure, CpG-containing oligonucleotide Stereochemistry of CpG-containing oligonucleotides impacts TLR9 activity Fold-increase TLR9 signaling Concentration ASO (mM)

Antisense

Future: More potent and durable CNS targeting with new chemistries

In vitro potency

MALAT1 Knockdown in Human iCell Neurons Under Free-Uptake Conditions


IC50 shift
~24-fold
~10-fold
1.5
1.0
0.5
0.0
Relative fold-change (MALAT1/HPRT)
0.0001
0.01
1
100
Log (Concentration ASO, µM)

	Stereopure	Stereopure	Stereorandom
IC_{50}	15.9 nM	150 nM	2,900 nM

In vivo potency

MALAT1 Knockdown in Mice
1 week after single ICV injection


ED50 ~5 µg
Percentage mRNA remaining
100
50
0
PBS
5
10
20
5
10
20
Dose (µg)
Cortex
Spinal cord

In vivo durability

MALAT1 Knockdown in Mice
10 weeks after single 100 µg injection


>80% Knock-down at 10 Weeks
Relative fold-change (MALAT1/Hprt)
1.5
1.0
0.5
0.0
PBS
Ctx
Str
Cb
Hp
SC
PBS
Stereopure

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PBS = phosphate buffered saline; Ctx = cortex; Str = striatum; Cb = cerebellum; Hp = hippocampus; SC = spinal cord.

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